                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K/A
                                AMENDMENT NO. 1
                               TO CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934


               Date of Report (Date of Earliest Event Reported):
                                 July 25, 1997



                           FAMILY GOLF CENTERS, INC.
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

    Delaware                     0-25098                          11-3223246
    --------                     -------                          ----------
(State or other              (Commission File                    (IRS Employer
 jurisdiction of                  Number)                        Identification
 incorporation)                                                       No.)

                             225 Broadhollow Road
                           Melville, New York 11747
                   ----------------------------------------
                   (Address of principal executive offices)

                   Registrant's Telephone Number, including
                           area code: (516) 694-1666




                        -------------------------------
                (Former Address, if changed since last report)


                ----------------------------------------------



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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     By Current Report on Form 8-K, dated August 11, 1997 (the "Original Form 8-K"), Family Golf Centers, Inc. (the "Company") reported, among other things, the completion of its acquisition of Leisure Complexes, Inc., by means of a merger. At the time of the filing of the Original Form 8-K with the Securities and Exchange Commission it was impractical to file the financial statements of Leisure Complexes, Inc. as required by Item 7(a) of Form 8-K. The financial information required by Item 7(a) of Form 8-K with respect to Leisure Complexes, Inc. is now available. Accordingly, Item 7(a) and Item 7(c) are supplemented by the addition of the following:

     (a)  Financial Statements of Businesses Acquired.

     In accordance with Item 7(a)(4) of Form 8-K, attached hereto as Exhibit 1 are the financial statements of Leisure Complexes, Inc. prepared pursuant to Regulation S-X.

     (c) Exhibits.

     1. Audited Financial Statements of Leisure Complexes, Inc. for the year ended December 31, 1996.



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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 15, 1997

                                FAMILY GOLF CENTERS, INC.



                                By: /s/ Dominic Chang
                                   ---------------------------
                                        Dominic Chang,
                                        President and Chief Executive Officer








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                               INDEX TO EXHIBITS

Exhibit                                                              Page Number
-------                                                              -----------

1.       Audited Financial Statements of Leisure Complexes, Inc.
         for the year ended December 31, 1996.



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